UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2025

LOCKHEED MARTIN CORPORATION
(Exact name of registrant as specified in its charter)

Maryland		1-11437	52-1893632
(State or other jurisdiction		(Commission File Number)	(IRS Employer
of incorporation)			Identification No.)

6801 Rockledge Drive
Bethesda,	Maryland		20817
(Address of principal executive offices)			(Zip Code)
(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	LMT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 17, 2025, Lockheed Martin Corporation (“Lockheed Martin” or the “Company”) announced that Jay Malave, its Chief Financial Officer, advised the Company of his intention to pursue other opportunities outside of the Company. Mr. Malave’s departure is not related to any financial or accounting issue or any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
On April 17, 2025, Lockheed Martin also announced that Evan T. Scott has been appointed Chief Financial Officer to replace Mr. Malave effective April 17, 2025.
Mr. Scott, age 48, has served as Vice President and Chief Financial Officer of the Missiles and Fire Control business segment of the Company since January 1, 2024. He previously served in a number of other capacities at Lockheed Martin, including as Vice President and Treasurer from June 2022 through December 2023; Vice President, Finance and Business Operations of the Space business segment from March 2019 to August 2021; and Vice President and Controller of the Missiles and Fire Control business segment from March 2015 to March 2019.
In connection with Mr. Scott’s election as Chief Financial Officer, the Company made the following changes to Mr. Scott’s compensation arrangements, effective April 21, 2025:
In connection with Mr. Scott’s election as Chief Financial Officer, the Company approved increases in Mr. Scott’s base salary to $850,000 and his target annual incentive award under the Lockheed Martin Corporation Management Incentive Compensation Plan to 125% of base salary. Mr. Scott will be eligible for a long-term incentive award in 2026 commensurate with his new role, subject to approval by the Company’s Management Development and Compensation Committee. Mr. Scott’s compensation was established based on the Company’s executive compensation philosophy, which takes into account the “market rate” of the Company’s comparator group of companies as described in the Company’s proxy statement for the 2025 annual meeting filed with the Securities and Exchange Commission on March 27, 2025.
A copy of the press release announcing these actions is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.    Description

99.1        Lockheed Martin Corporation News Release dated April 17, 2025.

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: April 17, 2025	By:	/s/ John E. Stevens
John E. Stevens
Vice President and Associate General Counsel